UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2022

W. P. Carey Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13779	45-4549771
(Commission File Number)	(IRS Employer Identification No.)

One Manhattan West, 395 9th Avenue, 58th Floor New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	WPC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. - Entry into a Material Definitive Agreement.

On May 2, 2022, W. P. Carey Inc. (“W. P. Carey”) entered into an Equity Sales Agreement (the “Sales Agreement”) with Barclays Capital Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, BofA Securities, Inc., BTIG, LLC, Capital One Securities, Inc., Fifth Third Securities, Inc., Jefferies LLC, JMP Securities LLC, J.P. Morgan Securities LLC, RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc., and Wells Fargo Securities, LLC (collectively, the “Agents” and each individually, an “Agent”) and the Forward Purchasers (as defined below). Pursuant to the Sales Agreement, shares of W.P. Carey's common stock, par value $0.001 per share, having an aggregate offering price of up to $1,000,000,000 (the “Shares”) may be offered and sold from time to time. Pursuant to the terms of the Sales Agreement, the Agents will act as W. P. Carey’s sales agents or, when acting as agents for the relevant Forward Purchaser, as forward sellers, in connection with any offerings of Shares. W. P. Carey may also sell Shares to an Agent as principal for its own account.

The sales, if any, of the Shares under the Sales Agreement will be made in “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions on the New York Stock Exchange, or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or as otherwise agreed to with the applicable Agent.

The Sales Agreement contemplates that, in addition to the issuance and sale by W. P. Carey of shares of its common stock through or to the Agents, W. P. Carey may enter into separate forward sale agreements (each, a “forward sale agreement” and, collectively, the “forward sale agreements”), each with Barclays Capital Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, BofA Securities, Inc., Jefferies LLC, J.P. Morgan Securities LLC, RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC or one of their respective affiliates (in such capacity, each a “Forward Purchaser” and, collectively, the “Forward Purchasers”). If W. P. Carey enters into a forward sale agreement with any Forward Purchaser, W. P. Carey expects that such Forward Purchaser or its affiliate will attempt to borrow from third parties and sell, through the relevant Agent, acting as sales agent for such Forward Purchaser (in such capacity, a “Forward Seller”), shares of its common stock to hedge such Forward Purchaser's exposure under such forward sale agreement. W. P. Carey will not initially receive any proceeds from any sale of shares of its common stock borrowed by a Forward Purchaser or its affiliate and sold through the related Forward Seller.

W. P. Carey currently expects to fully physically settle each forward sale agreement, if any, with the relevant Forward Purchaser on one or more dates specified by W. P. Carey on or prior to the maturity date of such forward sale agreement, in which case W. P. Carey expects to receive aggregate net cash proceeds at settlement equal to the number of shares specified in such forward sale agreement multiplied by the relevant forward price per share. However, subject to certain exceptions, W. P. Carey may also elect, in its sole discretion, to cash settle or net share settle all or any portion of its obligations under any forward sale agreement, in which case W. P. Carey may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and may owe cash (in the case of cash settlement) or shares of its common stock (in the case of net share settlement) to the relevant Forward Purchaser.

The Agents are not required to sell any specific number or dollar amount of W. P. Carey’s common stock, but each Agent will, subject to the terms and conditions of the Sales Agreement, use its commercially reasonable efforts, consistent with its normal trading and sales practices and applicable laws and regulations, to sell shares of W. P. Carey’s common stock designated by W. P. Carey and, in the case of shares offered through such Agent as Forward Seller, the relevant Forward Purchaser from time to time.

W. P. Carey will pay each Agent, acting as its sales agent, a commission not to exceed 2.0% of the gross sales price of the shares of its common stock sold by such Agent. In connection with each forward sale agreement, W. P. Carey will pay the applicable Agent, as Forward Seller, a commission, in the form of a reduction to the initial forward price under the related forward sale agreement, not to exceed 2.0% of the gross sales price of the borrowed shares of its common stock sold through such Agent, during the applicable forward selling period for such shares (subject to certain possible adjustments to such gross sales price for daily accruals and any quarterly dividends having an “ex-dividend” date during such forward selling period).

Under the terms of the Sales Agreement, W. P. Carey may also sell shares of its common stock to one or more of the Agents as principal, at a price per share to be agreed upon at the time of sale. If W. P. Carey sells shares to one or more of the Agents as principal, it will enter into a separate terms agreement with such Agent or Agents, as the case may be. In any such sale to an Agent as principal, W. P. Carey may agree to pay the applicable Agent a commission or underwriting discount that may exceed 2.0% of the gross sales price per share of common stock sold to such Agent, as principal.

W. P. Carey intends to use any net proceeds from the sale of the Shares and upon settlement of any forward sale agreement to reduce outstanding indebtedness, which may include amounts outstanding under its unsecured revolving credit facility, to fund potential future acquisitions and for general corporate purposes.

On August 9, 2019, W. P. Carey established an “at-the-market” program relating to the issuance and sale of common stock having an aggregate gross sales price of up to $750 million (the “Prior Program”). As of the date of this Current Report on Form 8-K, the Prior Program has been terminated.

The foregoing description of the Sales Agreement and the forward sale agreements does not purport to be complete and is qualified in its entirety by the full text of the Sales Agreement, which is being filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. - Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Equity Sales Agreement, dated May 2, 2022, by and among W. P. Carey Inc. and each of Barclays Capital Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, BofA Securities, Inc., BTIG, LLC, Capital One Securities, Inc., Fifth Third Securities, Inc., Jefferies LLC, JMP Securities LLC, J.P. Morgan Securities LLC, RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc., and Wells Fargo Securities, LLC, as agents, and each of Barclays Bank PLC, Bank of Montreal, The Bank of New York Mellon, Bank of America, N.A., Jefferies LLC, JPMorgan Chase Bank, National Association, Regions Securities LLC, Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, National Association, as forward purchasers.
1.2	Form of Forward Confirmation
5.1	Opinion of DLA Piper LLP (US) regarding the legality of the securities being registered.
23.1	Consent of DLA Piper LLP (US) (contained in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Concerning Forward-Looking Statements

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 (as amended, the “Securities Act”) and the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of the Company and can be identified by the use of words such as “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “believe,” “project,” “expect,” “anticipate,” “intend,” “estimate” “opportunities,” “possibility,” “strategy,” “maintain” or the negative version of these words and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding: the anticipated benefits of the proposed merger with Corporate Property Associates 18 – Global Incorporated (“CPA:18”), including any comments made by representatives of W. P. Carey Inc. (“W. P. Carey”); our ability to close the proposed merger; the impact of the proposed merger on our earnings and on our credit profile; the strategic rationale and transaction benefits; and other statements that are not historical facts.

These statements are based on the current expectations of our management, and it is important to note that our actual results could be materially different from those projected in such forward-looking statements. There are a number of factors that could have material adverse effects on our future results, performance or achievements and cause our actual results to differ materially from the forward-looking statements. These factors include, but are not limited to, the ability of the parties to satisfy the conditions precedent and consummate the proposed merger, the timing of consummation of the proposed merger, the ability of the parties to secure any required stockholder approval in a timely manner or on the terms desired or anticipated, the ability to achieve anticipated benefits and savings, risks related to the potential disruption of management’s attention due to the pending merger, operating results and businesses generally, the outcome of any legal proceedings related to the proposed merger and the general risks associated with the respective businesses of W. P. Carey and CPA:18 including the general volatility of the capital markets, terms and employment of capital, the volatility of W. P. Carey’s share price, changes in the real estate investment trust industry, interest rates or general economy, potential adverse effects or changes to the relationships with W. P. Carey or CPA:18 tenants, employees, service providers or other parties resulting from the announcement or completion of the proposed merger, unpredictability and severity of catastrophic events, including but not limited to the risks related to the effects of pandemics and global outbreaks of contagious diseases (such as the current COVID-19 pandemic) and domestic or geopolitical crises, such as terrorism, military conflict (including the recent invasion of Ukraine by Russia), war or the perception that hostilities may be imminent, political instability or civil unrest, or other conflict. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Part I, Item 1A. Risk Factors in W. P. Carey’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and Part II, Item 1A. Risk Factors in W. P. Carey’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law. In connection with the proposed merger, on April 25, 2022, W. P. Carey filed with the SEC an amendment to the registration statement on Form S-4 originally filed on April 4, 2022, which includes a prospectus of W. P. Carey and a proxy statement of CPA:18 (together with W. P. Carey’s prospectus, the “proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. The registration statement was declared effective by the SEC on April 27, 2022, and CPA:18 commenced mailing of the definitive proxy statement/prospectus to its stockholders on or about May 2, 2022.

WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY W. P. CAREY AND CPA:18 IN CONNECTION WITH THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA:18 AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.

Investors will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge by accessing W. P. Carey’s website (http://www.wpcarey.com) or by accessing CPA:18’s website (http://www.cpa18global.com). Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA:18 with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

W. P. Carey and its directors, executive officers and certain other members of management and employees of W. P. Carey may be deemed to be “participants” in the solicitation of proxies from the stockholders of CPA:18 in connection with the transactions with CPA:18. Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on March 28, 2022, in connection with its 2022 annual meeting of stockholders, and information regarding CPA:18’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC by CPA:18 on February 25, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement/prospectus and will be contained in other relevant materials filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

W. P. Carey Inc.

Date:	May 2, 2022	By:	/s/ ToniAnn Sanzone
ToniAnn Sanzone
Chief Financial Officer